UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

Smith Micro Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35525	33-0029027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Corporate DrivePittsburgh, PA15237
(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 909-0840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 per share	SMSI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 11, 2026, Smith Micro Software, Inc., a Delaware corporation (the “Company”), entered into inducement letter agreements (collectively, the “Inducement Letter Agreements”) with certain holders (the “Holders”) of its existing Common Warrants to purchase an aggregate of 487,349 shares of the Company’s common stock, $0.001 par value (the “Common Stock”), originally issued on or about October 2, 2024, with a current exercise price of $5.20 per share, and which became exercisable beginning April 2, 2025 (the “Warrants”).

The resale of the shares of Common Stock issuable upon exercise of the Warrants is registered pursuant to a registration statement on Form S-1, as amended (File No. 333-282858), which was declared effective by the Securities and Exchange Commission (the “SEC”) on November 8, 2024.

Pursuant to the Inducement Letter Agreements, the Holders agreed to exercise the Warrants for cash at a reduced exercise price of $3.35 per share in consideration for the Company’s agreement to issue new unregistered Common Stock warrants to purchase up an aggregate of 487,349 shares of Common Stock at an exercise price of $3.80 per share (the “Inducement Transaction”). Such new warrants (the “New Warrants” and such shares of Common Stock issuable upon the exercise of the New Warrants, the “New Warrant Shares”) are immediately exercisable upon issuance and have a term of five (5) years from the issuance date.

The Company has agreed to file a registration statement on Form S-1 providing for the resale of the New Warrant Shares issuable upon the exercise of the New Warrants (the “Resale Registration Statement”) within thirty (30) calendar days following the date of the Inducement Letter Agreements, and to use commercially reasonable efforts to cause the Resale Registration Statement to become effective within sixty (60) calendar days from the date of the Inducement Letter Agreements (or within ninety (90) calendar days in the event of a “full review” of the Resale Registration Statement by the SEC).

The aggregate gross proceeds to the Company from the exercise of the Warrants, inclusive of the payment consideration for the New Warrants, were approximately $1.6 million, before deducting offering expenses payable by the Company. The Company expects to use the net proceeds from the transaction for working capital and general corporate purposes. The closing of the Inducement Transaction is expected to occur on about June 15, 2026 subject to the satisfaction of customary closing conditions.

The Company intends to rely on the exemptions provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) as transactions not involving a public offering and/or Rule 506 promulgated under the Securities Act as sales to accredited investors in selling and issuing the New Warrants and the New Warrant Shares. The foregoing summaries of the Inducement Letter Agreements and the New Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents attached as Exhibits to this Current Report on Form 8-K, which are incorporated herein by reference.

The foregoing summary and the exhibits hereto also are not intended to modify or supplement any disclosures about the Company in its reports filed with the SEC. In particular, the Inducement Letter Agreements and New Warrants and the related summaries are not intended to be, and should not be relied upon, as disclosures regarding any facts and circumstances relating to the Company or any of its subsidiaries or affiliates. The agreements contain representations and warranties by the Company, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the agreements were made solely for the benefit of the parties to the agreements; may be subject to limitations agreed upon by the contracting parties, including being subject to confidential disclosures that may modify, qualify or create exceptions to such representations and warranties; may be made for the purposes of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the form of Inducement Letter Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in our public disclosures.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 of this Form 8-K regarding the New Warrants and the New Warrant Shares are incorporated by reference into this Item 3.02.

Forward-Looking Statements

This Current Report on Form 8-K and the press release contain forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects, or strategies of the Company. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K and the press release are based on certain assumptions and analyses made by the management of the Company in light of their respective experience and perception of historical trends, current conditions and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of New Warrant
10.1	Form of Inducement Letter Agreement, dated June 11, 2026, by and between the Company and each Holder
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.

Date: June 12, 2026	/s/ Timothy C. Huffmyer
	Name:	Timothy C. Huffmyer
	Title:	President and Chief Executive Officer

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